ECOSCIENCE CORPORATION

                                   EXHIBIT 23

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                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated August 26, 1998 included in this Form 10-K into EcoScience Corporation's previously filed Registration Statements File Numbers 33-55206, 33-83184, 33-31144 and 33-325341.



                                                             ARTHUR ANDERSEN LLP


Roseland, New Jersey
October 12, 1998


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